UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

May 11, 2007

CHAPARRAL STEEL COMPANY

(Exact name of registrant as specified in charter)

Delaware	000-51307	20-2373478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Ward Road

Midlothian, Texas 76065

(Address of principal executive offices and zip code)

(972) 775-8241

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 1—Registrant’s Business and Operations

Item 1.01	Entry Into a Material Definitive Agreement

On May 11, 2007, Chaparral Steel Company (“Chaparral”) and 1201/5400 Elm Corporation, a Delaware corporation and wholly-owned subsidiary of Chaparral (the “New Guarantor”) entered into a Supplemental Indenture (the “Supplemental Indenture”), to that certain Indenture, dated July 6, 2005, among Chaparral, certain of Chaparral’s wholly-owned domestic subsidiaries and Wells Fargo, National Association (the “Trustee”) to add the New Guarantor as a guarantor under the Indenture. The Supplemental Indenture is attached as an exhibit hereto and incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

4.1	Supplemental Indenture, dated May 11, 2007, among Chaparral Steel Company, 1201/5400 Elm Corporation, and Wells Fargo, National Association, as Trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAPARRAL STEEL COMPANY

Date: May 16, 2007	By:	/s/ Robert E. Crawford, Jr.
Robert E. Crawford, Jr.
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
4.1	Supplemental Indenture, dated May 11, 2007, among Chaparral Steel Company, 1201/5400 Elm Corporation, and Wells Fargo, National Association, as Trustee.